Exhibit 99.1

DTE Energy reports strong third quarter 2021 results, raises 2021 guidance midpoint, provides 2022 early outlook, and increases dividend 7%

•Investing $70 million to combat extreme weather-related power outages, improving reliability for our customers
•Ceasing the use of coal at Belle River by 2028
•Building new community solar project in Washtenaw County, the region’s largest
•Saving customers $400 million from energy efficiency programs since their inception
•Continuing support of Michigan communities and businesses

DETROIT, Oct. 27, 2021 – DTE Energy (NYSE:DTE) today reported third quarter 2021 earnings of $25 million, or $0.13 per diluted share, compared with $476 million, or $2.46 per diluted share in 2020.

Operating earnings for the third quarter 2021 were $334 million, or $1.72 per diluted share, compared with 2020 operating earnings of $415 million, or $2.14 per diluted share. Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. Reconciliations of reported earnings to operating earnings are included at the end of this news release.

The DTE Energy Board of Directors declared a $0.885 per share dividend on its common stock, payable Jan. 15, 2022, to shareholders of record at the close of business Dec. 20, 2021. This is a 7% increase from the previous quarterly dividend of $0.825 per share. The new annualized dividend per share is $3.54, up from $3.30. This continues DTE Energy's consistent dividend history, having issued a cash dividend for more than 100 years.

“DTE Electric customers experienced 12 storm events this summer - unprecedented in the company’s history in terms of collective storm size and customer impact. We understand how hard this was for our customers,” said Jerry Norcia, DTE Energy president and CEO. “I couldn’t be prouder of our employees and line workers who worked tirelessly to restore power. Through it all, the company continued to make progress in Q3. For example, we finalized our Distribution Grid Plan last month detailing continued investments needed to upgrade our infrastructure and deliver improved reliability going forward.”

Norcia noted these additional recent company accomplishments:

•Announced $70 million investment to combat extreme weather-related power outages: This plan will direct additional funds to remove trees and trim branches away from power lines. The $70 million is on top of the $190 million DTE currently spends on tree trimming every year.

•Announced the cessation of all coal use at the Belle River Power Plant by 2028: Previously scheduled for 2030, this timing enables DTE to achieve its 50% carbon emissions reduction goal earlier than planned.

•Announced plan to build a MIGreenPower community solar project: Developed in partnership with the City of Ann Arbor and Pittsfield Township, the 20-megawatt facility will be the largest in the region and is designed to support the city and the township with achieving their clean energy goals.

•Saved customers $400 million through energy efficiency programs: DTE’s Energy efficiency programs exceeded goals for both gas and electric programs. The Electric team exceeded their 1% goal by achieving 2.2% in reduced customer energy use. The Gas team exceeded their .75% goal by achieving 1.91% in reduced customer energy use.

•Continued support of Michigan businesses: Invested more than $1.7 billion with Michigan-based companies this year alone, executing our commitment to the Pure Michigan Business Connect local supplier initiative. This includes $584 million invested in the city of Detroit.

•Gained momentum with MIGreenPower voluntary renewable program: Now averaging 500 new MIGreenPower residential customers a week. Program subscribers support 1.8 million megawatt hours of clean energy, equaling the environmental benefit of taking 277,400 gasoline-powered passenger cars off the road for a year.

Outlook for 2021

DTE revised its 2021 operating EPS guidance range from $5.62 - $5.92 to $5.70 - $5.98, increasing the guidance midpoint from $5.77 per share to $5.84 per share. This provides an increase of 14% from 2020 original guidance midpoint to the current 2021 guidance midpoint. DTE Energy also provided a 2022 operating EPS early outlook guidance range of $5.70 - $5.97 which is 6% higher than 2021 original operating EPS guidance.

“DTE delivered strong third quarter financial results in our utility and non-utility businesses, and we are positioned for another solid year,” said David Ruud, DTE Energy senior vice president and CFO.

This earnings announcement and presentation slides are available at dteenergy.com/investors.

The company will conduct a conference call to discuss earnings results at 9 a.m. ET. Investors, the news media and the public may listen to a live internet broadcast of the call at dteenergy.com/investors. The telephone dial-in number in the U.S. and Canada toll free is: (888) 510-2008 or international toll: (646) 960-0306. The passcode is 4987588. The webcast will be archived on the DTE website at dteenergy.com/investors. An audio replay of the call will be available from noon today to noon Saturday, Nov. 27. To access the replay, dial U.S. and Canada toll free (800) 770-2030 or international toll (647) 362-9199 and enter the passcode 4987588.

About DTE Energy
DTE Energy (NYSE: DTE) is a Detroit-based diversified energy company involved in the development and management of energy-related businesses and services nationwide. Its operating units include an electric company serving 2.3 million customers in Southeast Michigan and a natural gas company serving 1.3 million customers in Michigan. The DTE portfolio also includes non-utility businesses focused on industrial energy services, renewable natural gas, and energy marketing and trading. As an environmental leader, DTE utility operations will reduce carbon dioxide and methane emissions by more than 80% by 2040 to produce cleaner energy while keeping it safe, reliable and affordable. DTE Electric and Gas aspire to achieve net zero carbon and greenhouse gas emissions by 2050. DTE is committed to serving with its energy through volunteerism, education and employment initiatives, philanthropy and economic progress. Information about DTE is available at dteenergy.com, empoweringmichigan.com, twitter.com/dte_energy and facebook.com/dteenergy.

Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

In this release, DTE Energy discusses 2021 and 2022 operating earnings guidance. It is likely that certain items that impact the company's 2021 and 2022 reported results will be excluded from operating results. Reconciliations to the comparable 2021 and 2022 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “would,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This document contains forward-looking statements about DTE Energy’s financial results and estimates of future prospects, and actual results may differ materially.

Many factors impact forward-looking statements including, but not limited to, the following: risks related to the spin-off of DT Midstream, including that providing DT Midstream with the transition services previously negotiated could adversely affect our business, and that the transaction may not achieve some or all of the anticipated benefits; the duration and impact of the COVID-19 pandemic on DTE Energy and customers, impact of regulation by the EPA, the EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in the international steel markets on DTE Vantage’s (formerly Power and Industrial Projects) operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2020 Form 10-K and 2021 Forms 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric.

For further information, members of the media may call:
Pete Ternes, DTE Energy, 313.235.5555

For further information, analysts may call:
Barbara Tuckfield, DTE Energy, 313.235.1018
John Dermody, DTE Energy, 313.235.8750

DTE Energy Company
Segment Net Income (Unaudited)

	Three Months Ended September 30,
	2021						2020
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings
	(In millions)
DTE Electric	$342	$—		$—		$342	$398	$—		$—	$398

DTE Gas	(30)	—		—		(30)	(20)	—		—	(20)

Non-utility operations
DTE Vantage	73	—		—		73	47	—		—	47

Energy Trading	(52)	87	A	(22)		13	(28)	58	A	(15)	15

Non-utility operations	21	87		(22)		86	19	58		(15)	62

Corporate and Other	(275)	2	B	8	B	(64)	(25)	—		—	(25)
		376	C	(90)
		—		(85)	D

Continuing Operations	58	465		(189)		334	372	58		(15)	415

Discontinued Operations	(33)	33	E	—		—	104	(104)	E	—	—

Net Income Attributable to DTE Energy Company	$25	$498		$(189)		$334	$476	$(46)		$(15)	$415

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments.

Adjustments key
A) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility
B) One-time expenses resulting from the separation of DT Midstream other than direct transaction costs — recorded in Other (Income) and Deductions — Interest Expense and Income Tax Expense
C) Premiums and other costs incurred to early retire long-term debt, using proceeds from DT Midstream's repayment of short-term borrowings and one-time special dividend — recorded in Other (Income) and Deductions — Loss on extinguishment of debt
D) State tax benefit resulting from the remeasurement of deferred taxes following the separation of DT Midstream — recorded in Income Tax Expense
E) Discontinued operations of DT Midstream, including transactions costs related to the separation

DTE Energy Company
Segment Diluted Earnings Per Share (Unaudited)(2)

	Three Months Ended September 30,
	2021						2020
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings

DTE Electric	$1.77	$—		$—		$1.77	$2.06	$—		$—	$2.06

DTE Gas	(0.16)	—		—		(0.16)	(0.10)	—		—	(0.10)

Non-utility operations
DTE Vantage	0.37	—		—		0.37	0.24	—		—	0.24

Energy Trading	(0.26)	0.45	A	(0.12)		0.07	(0.14)	0.30	A	(0.08)	0.08

Non-utility operations	0.11	0.45		(0.12)		0.44	0.10	0.30		(0.08)	0.32

Corporate and Other	(1.42)	0.01	B	0.04	B	(0.33)	(0.14)	—		—	(0.14)
		1.94	C	(0.46)
		—		(0.44)	D

Continuing Operations	0.30	2.40		(0.98)		1.72	1.92	0.30		(0.08)	2.14

Discontinued Operations	(0.17)	0.17	E	—		—	0.54	(0.54)	E	—	—

Net Income Attributable to DTE Energy Company	$0.13	$2.57		$(0.98)		$1.72	$2.46	$(0.24)		$(0.08)	$2.14

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments.

(2) Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations (Unaudited).

Adjustments key — see previous page

DTE Energy Company
Segment Net Income (Unaudited)

	Nine Months Ended September 30,
	2021						2020
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings
	(In millions)
DTE Electric	$788	$—		$—		$788	$675	$35	H	$(9)		$711
								13	I	(3)

DTE Gas	146	—		—		146	102	11	H	(3)		112
								2	I	—

Non-utility operations
DTE Vantage	115	27	A	(7)		135	102	—		—		102

Energy Trading	(173)	295	B	(74)		48	5	40	B	(11)		34

Non-utility operations	(58)	322		(81)		183	107	40		(11)		136

Corporate and Other	(381)	—		8	C	(159)	(40)	—		(34)	J	(74)
		7	D	6	D
		376	E	(90)
		—		(85)	F

Continuing Operations	495	705		(242)		958	844	101		(60)		885

Discontinued Operations	106	(106)	G	—		—	249	(249)	G	—		—

Net Income Attributable to DTE Energy Company	$601	$599		$(242)		$958	$1,093	$(148)		$(60)		$885

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments.

Adjustments key
A) Impairment of long-lived assets for the anticipated closure of a pulverized coal facility — recorded in Operating Expenses — Assets (gains) losses and impairments, net
B) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility
C) Adjustment to Income Tax Expense due to a tax law change in West Virginia
D) One-time expenses resulting from the separation of DT Midstream other than direct transaction costs — recorded in Other (Income) and Deductions — Interest Expense and Income Tax Expense
E) Premiums and other costs incurred to early retire long-term debt, using proceeds from DT Midstream's repayment of short-term borrowings and one-time special dividend — recorded in Other (Income) and Deductions — Loss on extinguishment of debt
F) State tax benefit resulting from the remeasurement of deferred taxes following the separation of DT Midstream — recorded in Income Tax Expense
G) Discontinued operations of DT Midstream, including transactions costs related to the separation
H) MPSC disallowance of capital expenses previously recorded in 2018 and 2019 related to incentive compensation — recorded in Operating Expenses — Asset (gains) losses and impairments, net
I) Shift premiums and other incremental costs associated with the sequestration of employees critical to continued operations due to COVID-19 — recorded in Operating Expenses — Operating and maintenance
J) Reduction to Income Tax Expense resulting from carrying back 2018 net operating losses to 2013 pursuant to CARES Act

DTE Energy Company
Segment Diluted Earnings Per Share (Unaudited)(2)

	Nine Months Ended September 30,
	2021						2020
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings

DTE Electric	$4.07	$—		$—		$4.07	$3.50	$0.18	H	$(0.05)		$3.68
								0.07	I	(0.02)

DTE Gas	0.75	—		—		0.75	0.53	0.06	H	(0.02)		0.58
								0.01	I	—

Non-utility operations
DTE Vantage	0.59	0.14	A	(0.04)		0.69	0.53	—		—		0.53

Energy Trading	(0.89)	1.52	B	(0.38)		0.25	0.03	0.21	B	(0.06)		0.18

Non-utility operations	(0.30)	1.66		(0.42)		0.94	0.56	0.21		(0.06)		0.71

Corporate and Other	(1.97)	—		0.04	C	(0.82)	(0.22)	—		(0.17)	J	(0.39)
		0.04	D	0.03	D
		1.94	E	(0.46)
		—		(0.44)	F

Continuing Operations	2.55	3.64		(1.25)		4.94	4.37	0.53		(0.32)		4.58

Discontinued Operations	0.55	(0.55)	G	—		—	1.29	(1.29)	G	—		—

Net Income Attributable to DTE Energy Company	$3.10	$3.09		$(1.25)		$4.94	$5.66	$(0.76)		$(0.32)		$4.58

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments.

(2) Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations (Unaudited).

Adjustments key — see previous page